Exhibit 99.1

Everyday Health Reports Second Quarter 2016 Financial Results

NEW YORK – August 4, 2016 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health marketing and communications solutions, today announced financial results for the second quarter ended June 30, 2016.

For the second quarter:

•	Total revenue grew 5% year-over-year.

•	Advertising and sponsorship revenue increased 7% year-over-year.

•	Pharma revenue grew 8% year-over-year.

For the first half of 2016:

•	Total revenue grew 18% year-over-year.

•	Advertising and sponsorship revenue increased 21% year-over-year.

•	Pharma revenue grew 20% year-over-year.

“We delivered strong second quarter and first half 2016 results, which demonstrate that the strategic investments we have made are paying off,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “We are pleased to see our consumer advertising growing again, and we are very excited about the solid growth and revenue opportunity across our professional and payer/provider businesses.”

Financial Highlights

For the three months ended June 30, 2016:

•	Total revenue was $57.7 million, a 5% increase from the prior year period.

o	Advertising and sponsorship revenue was $53.5 million, a 7% increase from the prior year period.

o	Premium services revenue was $4.1 million, a 10% decrease from the prior year period and consistent with the Company’s expectations. The anticipated decline in revenue from consumer subscriptions was partially offset by increasing SaaS fees from hospitals.

•	Adjusted EBITDA was $5.7 million, a 44% decrease from the prior year period and consistent with the Company’s expectations.

•	Net loss on a non-GAAP basis was $(1.7) million, compared to net income of $3.6 million in the prior year period when the Company recorded an income tax benefit of $5.5 million. Loss per share on a non-GAAP basic and diluted basis was $(0.05), compared to income per share on a non-GAAP basic and diluted basis of $0.11 in the second quarter of 2015. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

•	Net loss on a GAAP basis was $(9.0) million, compared to net income on a GAAP basis of $1.7 million in the prior year period when the Company recorded an income tax benefit of $5.5 million. Loss per share on a GAAP basic and diluted basis was $(0.27), compared to income per share on a GAAP basic and diluted basis of $0.05 in the second quarter of 2015.

“We are pleased with the progress with our core pharma customers, and remain encouraged by the strong growth in our hospital SaaS revenue and our demonstrated ability to drive incremental advertising dollars from those customers,” said Brian Cooper, CFO of Everyday Health. “We are well-positioned to achieve our financial goals for 2016.”

Financial Outlook

For the third quarter of 2016, the Company anticipates achieving financial results as set forth below:

Third Quarter of 2016
Total Revenue Advertising & Sponsorship Revenue	$58 million – $61 million $54 million – $57 million
Adjusted EBITDA	$9 million – $11 million

The Company is maintaining its full-year revenue and Adjusted EBITDA guidance as set forth below:

Full Year 2016
Total Revenue Advertising & Sponsorship Revenue	$252 million – $260 million $235 million – $243 million
Adjusted EBITDA	$43.6 million – $47.6 million

Earnings Teleconference Information

The Company will discuss its second quarter 2016 financial results and business outlook during a teleconference today, August 4, 2016, at 4:30 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 46194820 or via live webcast at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 46194820. The telephone replay will be available from 7:30 PM ET August 4, 2016 through 11:59 PM ET August 11, 2016. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health marketing and communications solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payers and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health’s content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the acquisitions that we make; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our SEC filings. All information in this release is as of August 4, 2016. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income (loss), and non-GAAP income (loss) per share (“EPS”).

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net income (loss) plus: interest expense, net; income tax provision (benefit); depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout and retention bonus arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; executive transition and reduction in force charges; contract settlement charges; and asset impairment and other charges. We define non-GAAP net income (loss) as net income (loss), plus non-cash stock-based compensation expense, compensation expense related to acquisition earnout and retention bonus arrangements, income tax provision (benefit), and other unusual or significant adjustments such as the write-off of deferred financing costs and other debt extinguishment costs, executive transition and reduction in force charges, contract settlement charges, and asset impairment and other charges. We define non-GAAP EPS as non-GAAP net income (loss), divided by weighted-average shares outstanding.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2016 (unaudited)	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$29,796	$30,097
Accounts receivable, net of allowance for doubtful accounts of $661 and $909 as of June 30, 2016 and December 31, 2015, respectively	64,745	90,356
Prepaid expenses and other current assets	6,408	4,662
Total current assets	100,949	125,115
Property and equipment, net	33,140	28,565
Goodwill	165,099	165,271
Intangible assets, net	41,316	43,746
Other assets	4,574	5,013
Total assets	$345,078	$367,710

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$42,673	$38,563
Deferred revenue	9,560	8,655
Current portion of long-term debt	6,775	6,775
Other current liabilities	792	11,890
Total current liabilities	59,800	65,883
Long-term debt, net of deferred financing costs	109,468	102,393
Deferred tax liabilities	8,578	7,570
Other long-term liabilities	4,973	11,595
Stockholders’ equity:
Preferred stock, $0.01 par value: 10,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.01 par value: 90,000,000 shares authorized at June 30, 2016 and December 31, 2015; 33,417,341 and 32,707,606 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	334	327
Treasury stock	(55)	(55)
Additional paid-in capital	317,766	310,727
Accumulated deficit	(155,786)	(130,730)
Total stockholders’ equity	162,259	180,269
Total liabilities and stockholders’ equity	$345,078	$367,710

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Revenues:
Advertising and sponsorship revenues	$53,530	$50,225	$104,806	$86,563
Premium services revenues	4,123	4,580	8,025	9,416
Total revenues	57,653	54,805	112,831	95,979
Operating expenses:
Cost of revenues	16,726	13,926	35,792	28,002
Sales and marketing	20,399	21,041	41,469	33,766
Product development	14,734	12,187	30,910	24,789
General and administrative	12,548	10,065	25,198	19,869
Total operating expenses	64,407	57,219	133,369	106,426
Loss from operations	(6,754)	(2,414)	(20,538)	(10,447)
Interest expense, net	(1,569)	(1,426)	(3,270)	(2,379)
Loss from operations before (provision) benefit for income taxes	(8,323)	(3,840)	(23,808)	(12,826)
(Provision) benefit for income taxes	(628)	5,534	(1,248)	6,452
Net income (loss)	$(8,951)	$1,694	$(25,056)	$(6,374)

Net income (loss) per common share - basic and diluted	$(0.27)	$0.05	$(0.76)	$(0.20)

Weighted-average common shares outstanding:
Basic	33,286,388	31,755,107	33,046,613	31,640,967
Diluted	33,286,388	33,373,407	33,046,613	31,640,967

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Six months ended June 30,
	2016	2015
Cash flows from operating activities
Net loss	$(25,056)	$(6,374)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,149	9,871
Stock-based compensation	7,835	5,244
Amortization of deferred financing costs	311	251
Provision (benefit) for deferred income taxes	1,009	(120)
Changes in operating assets and liabilities:
Accounts receivable	25,611	10,590
Prepaid expenses and other current assets	(1,746)	(9,387)
Accounts payable and accrued expenses	(2,155)	(4,735)
Deferred revenue	905	4,780
Other current liabilities	(6)	63
Other long-term liabilities	(77)	1,531
Net cash provided by operating activities	17,780	11,714
Cash flows from investing activities
Additions to property and equipment, net	(11,341)	(6,572)
Payment for businesses purchased, net of cash acquired	(11,078)	(32,747)
Purchase of intangible assets	(652)	-
Payment of security deposits and other assets	440	84
Net cash used in investing activities	(22,631)	(39,235)
Cash flows from financing activities
Proceeds from the exercise of stock options	104	1,769
Borrowings under revolver credit facility	15,000	25,000
Repayment of principal under revolver credit facility	-	(10,000)
Borrowings under term loan facility	-	8,500
Repayment of principal under term loan facility	(7,882)	(750)
Principal payments on capital lease obligations	(521)	(361)
Payments of credit facility financing costs	(355)	(722)
Tax withholdings related to net share settlements of RSUs	(1,870)	(10)
Excess tax benefit on stock-based awards	74	-
Net cash provided by financing activities	4,550	23,426
Net decrease in cash and cash equivalents	(301)	(4,095)
Cash and cash equivalents, beginning of period	30,097	50,729
Cash and cash equivalents, end of period	$29,796	$46,634

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Adjusted EBITDA	$5,712	$10,243	$7,671	$10,513

Less:
Interest expense, net	1,569	1,426	3,270	2,379
Income tax provision (benefit)	628	(5,534)	1,248	(6,452)
Depreciation and amortization expense	5,804	5,209	11,149	9,871
Stock-based compensation expense	2,768	2,753	7,835	5,244
Compensation expense related to acquisition earnout and retention bonuses	3,789	2,959	8,114	2,959
Executive transition and reduction in force severance charges	105	1,736	1,111	2,886
Net income (loss)	$(8,951)	$1,694	$(25,056)	$(6,374)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income (Loss)

(in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income (loss)	$(8,951)	$1,694	$(25,056)	$(6,374)

Stock-based compensation expense	2,768	2,753	7,835	5,244
Income tax provision (benefit)	628	(5,534)	1,248	(6,452)
Compensation expense related to acquisition earnout and retention bonuses	3,789	2,959	8,114	2,959
Executive transition and reduction in force severance charges	105	1,736	1,111	2,886
Non-GAAP net income (loss)	$(1,661)	$3,608	$(6,748)	$(1,737)

Weighted-average common shares outstanding-basic	33,286,388	31,755,107	33,046,613	31,640,967
Weighted-average common shares outstanding-diluted	33,286,388	33,373,407	33,046,613	31,640,967

Non-GAAP net income (loss) per common share-basic	$(0.05)	$0.11	$(0.20)	$(0.05)
Non-GAAP net income (loss) per common share-diluted	$(0.05)	$0.11	$(0.20)	$(0.05)